Share-based compensation - Weighted average assumptions (Detail)	12 Months Ended
	Oct. 31, 2025 Years $ / shares	Oct. 31, 2024 Years $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share price at grant date | $ / shares	$ 177.97	$ 128.62
Risk-free interest rate	3.00%	3.29%
Expected dividend yield	3.85%	4.20%
Expected share price volatility	17.00%	16.00%
Expected life of option | Years	6	6